Exhibit 10.1
SIXTH AMENDMENT TO CREDIT AGREEMENT
     This Sixth Amendment to Credit Agreement (this “Sixth Amendment”) is made as of this 5th day of November, 2007 by and among
JO-ANN STORES, INC., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, as Lead Borrower for the Borrowers, being said JO-ANN STORES, INC., and
FCA of Ohio, Inc., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, and
House of Fabrics, Inc., a Delaware corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, and
Jo-Ann Stores Supply Chain Management, Inc., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236 each of the Lenders party to the Credit Agreement (defined below) (together with each of their successors and assigns, referred to individually as a “Lender” and collectively as the “Lenders”), and
BANK OF AMERICA, N.A. (f/k/a Fleet National Bank), as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and
BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent for the Lenders, a national banking association, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110; and
WACHOVIA CAPITAL FINANCE CORPORATION (NEW ENGLAND) (f/k/a Congress Financial Corporation), as Documentation Agent; and
GMAC COMMERCIAL FINANCE LLC (f/k/a GMAC Commercial Credit LLC), NATIONAL CITY BUSINESS CREDIT, INC. (f/k/a National City Commercial Finance, Inc.) AND THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Agents
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.
W I T N E S S E T H
     A. Reference is made to the Credit Agreement (as amended and in effect, the “Credit Agreement”) dated as of April 24, 2001 by and among the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank, the Agents, the Documentation Agent and the Co-Agents.

     B. The parties to the Credit Agreement desire to modify, amend and waive certain provisions of the Credit Agreement, as provided herein.
     Accordingly, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     2. Amendments to Article I of the Credit Agreement. The provisions of Article I of the Credit Agreement are hereby amended by adding the following new definitions to Article I to the Credit Agreement in appropriate alphabetical order:
a.	“IdeaForest” means IdeaForest.com, Inc., a Delaware corporation.

b.	“IdeaForest Merger Agreement” means the Agreement and Plan of Merger dated as of November 5, 2007 by and among Jo-Ann Stores, Inc., IDFT Acquisition Corporation and IdeaForest.

c.	“IdeaForest Note” means the Promissory Note dated as of November 5, 2007 made by Jo-Ann Stores, Inc. in favor of Renee LaBran, as the designated representative of certain Persons named therein.

d.	Amendments to Article VI. The provisions of Article VI of the Credit Agreement are hereby amended as follows:
(i)	The provisions of Section 6.01 are hereby amended by deleting the word “and” at the end of clause (x), renumbering clause (xi) as clause (xii) and inserting the following new clause (xi):

(xi) Indebtedness on account of the IdeaForest Note; and

(ii)	The provisions of Section 6.04 are hereby amended by inserting the following new clause (i):

(i) the acquisition of the equity interests in IdeaForest pursuant to the IdeaForest Merger Agreement; and

(iii)	The provisions of Section 6.06(b) are hereby amended by deleting the word “and” at the end of clause (ii), renumbering clause (iii) as clause (iv) and inserting the following new clause (iii):

(iii) prepayments of the IdeaForest Note as long as (A) no Default or Event of Default then exists or would arise therefrom, (B) prior to making such prepayment, Excess Availability is at least $20,000,000, and (C) after giving effect to such prepayment, Excess Availability is at least $20,000,000; and

     3. Conditions Precedent to Effectiveness. This Sixth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:
a.	This Sixth Amendment shall have been duly executed and delivered by the Borrowers and the Required Lenders, shall be in full force and effect, and shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders.

b.	All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Sixth Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

c.	The Borrowers shall have paid to the Administrative Agent all other amounts due under the Loan Documents as of the effective date of this Sixth Amendment.

d.	The Borrowers shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and Administrative Agent’s counsel may have reasonably requested.

4.	Miscellaneous.

a.	The parties acknowledge that Fleet Retail Group, LLC has been succeeded as Administrative Agent, Collateral Agent and Lender by its Affiliate Bank of America, N.A.

b.	Except as otherwise expressly provided herein, all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect. Without limiting the foregoing, promptly upon completion of the acquisition of the equity interests in IdeaForest pursuant to the IdeaForest Merger Agreement, the Lead Borrower shall cause IdeaForest to promptly execute and deliver to the Agents the instruments, documents and agreements required pursuant to Section 5.12 of the Credit Agreement.

c.	This Sixth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

d.	This Sixth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

e.	Any determination that any provision of this Sixth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Sixth Amendment.
f.	The Borrowers shall pay on demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Sixth Amendment.

g.	The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers’ selection in connection with this Sixth Amendment and are not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this Sixth Amendment.

     IN WITNESS WHEREOF, the parties have duly executed this Sixth Amendment as of the day and year first above written.

JO-ANN STORES, INC. as Lead Borrower and Borrower
by	/s/ James C. Kerr
Name:	James C. Kerr
Title:	Executive Vice President and Chief Financial Officer

FCA OF OHIO, INC. as Borrower
by	/s/ James C. Kerr
Name:	James C. Kerr
Title:	Vice President

HOUSE OF FABRICS, INC. as Borrower
by	/s/ James C. Kerr
Name:	James C. Kerr
Title:	Vice President

JO-ANN STORES SUPPLY CHAIN MANAGEMENT, INC. as Borrower
by	/s/ James C. Kerr
Name:	James C. Kerr
Title:	Vice President

BANK OF AMERICA, N.A., as Administrative Agent, as Collateral Agent, as Swingline Lender, as Issuing Bank and as Lender
By:	/s/ James Ward
James Ward
Managing Director

WACHOVIA CAPITAL FINANCE CORPORATION (NEW ENGLAND), as Documentation Agent and Lender
By:	/s/ John Husson
Name:	John Husson
Title:	Managing Director

GMAC COMMERCIAL FINANCE LLC as Co-Agent and Lender
By:	/s/ Steven J. Brown
Name:	Steven J. Brown
Title:	Director

NATIONAL CITY BUSINESS CREDIT, INC. as Co-Agent and Lender
By:	/s/ Kathryn C. Ellero
Name:	Kathryn C. Ellero
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC. as Co-Agent and Lender
By:	/s/ Manuel Borges
Name:	Manuel Borges
Title:	Vice President

WELLS FARGO FOOTHILL, LLC as Lender
By:	/s/ Jennifer Fong
Name:	Jennifer Fong
Title:	Assistant Vice President

COMERICA BANK
as Lender

By:

Name:

Title:

GENERAL ELECTRIC CAPITAL CORPORATION as Lender
By:	/s/ Rebecca A. Ford
Name:	Rebecca A. Ford
Title:	Duly Authorized Signatory

RZB FINANCE, LLC as Lender
By:	/s/ Christoph Hoedl
Name:	Christoph Hoedl
Title:	Group Vice President

RZB FINANCE, LLC as Lender
By:	/s/ John A. Valiska
Name:	John A. Valiska
Title:	First Vice President

US BANK N.A. as Lender
By:	/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Assistant Vice President

KEY BANK NATIONAL ASSOCIATION as Lender
By:	/s/ Nadine M. Eames
Name:	Nadine M. Eames
Title:	Vice President

WEBSTER BUSINESS CREDIT CORPORATION
as Lender

By:

Name:

Title:

LASALLE BUSINESS CREDIT, LLC
as Lender

By:

Name:

Title: